Filed pursuant to Rule 497(a)

File No. 333-217217

Rule 482ad

FOR IMMEDIATE RELEASE

THL Credit Announces Public Offering

BOSTON – October 2, 2018 – THL Credit, Inc. (NASDAQ: TCRD) (“THL Credit”) announced that it plans to make a public offering of Notes due 2023 (the “Notes”). THL Credit expects to list the Notes on the New York Stock Exchange under the trading symbol “TCRW.” The offering of the Notes will be made under THL Credit’s existing shelf registration statement, which was filed with, and declared effective by, the Securities and Exchange Commission. Keefe, Bruyette & Woods, A Stifel Company is acting as book-running manager for this offering. Janney Montgomery Scott, B. Riley FBR, BB&T Capital Markets, D.A. Davidson & Co., Ladenburg Thalmann and William Blair are acting as co-lead managers for this offering.

THL Credit intends to use the net proceeds from this offering, together with other available funds, to repay certain of its indebtedness, including the redemption of its outstanding 6.75% Notes due 2021 and/or the repayment of a portion of the outstanding indebtedness under its revolving credit facility.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of THL Credit before investing. The preliminary prospectus supplement dated October 2, 2018 and the accompanying prospectus dated June 5, 2018, each of which have been filed with the Securities and Exchange Commission, contain this and other information about THL Credit and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. This press release is not an offer to sell any securities of THL Credit and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from: Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, 4th Floor, New York, NY 10019 (telephone number 1-800-966-1559).

ABOUT THL CREDIT

THL Credit is a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. THL Credit’s investment objective is to generate both current income and capital appreciation, primarily through directly originated first lien secured loans, including unitranche investments. In certain instances, THL Credit also makes second lien, subordinated, or mezzanine debt investments, which may include an associated equity component such as warrants, preferred stock or other similar securities and direct equity co-investments. THL Credit targets investments primarily in middle market companies with annual EBITDA generally between $5 million and $25 million that require capital for growth and acquisitions. THL Credit is headquartered in Boston, with additional offices in Chicago, Dallas, Los Angeles and New York. THL Credit’s investment activities are managed by THL Credit Advisors LLC, an investment adviser registered under the Investment Advisers Act of 1940.

ABOUT THL CREDIT ADVISORS LLC

THL Credit Advisors LLC (“THL Credit Advisors”) is an alternative credit investment manager for both direct lending and broadly syndicated investments through public and private vehicles, collateralized loan obligations, separately managed accounts and co-mingled funds. THL Credit Advisors maintains a variety of advisory and sub-advisory relationships across its investment platforms, including THL Credit, Inc. (NASDAQ: TCRD), a publicly traded business development company, and THL Credit Senior Loan Fund (NYSE: TSLF), a non-diversified, closed-end management investment company.

FORWARD-LOOKING STATEMENTS

Statements made in this press release may constitute forward-looking statements. Such statements reflect various assumptions by THL Credit concerning anticipated results and are not guarantees of future performance. The accuracy of such statements involves known and unknown risks, uncertainties and other factors that, in some ways, are beyond management’s control, including the factors described in the prospectus supplement and the accompanying prospectus relating to this offering and in THL Credit’s other filings with the Securities and Exchange Commission. THL Credit undertakes no duty to update any forward-looking statements made herein. All forward-looking statements speak only as of the date of this press release.

Investor Contact:

THL Credit, Inc.

Terry Olson

617-790-6010

Media Contact:

Stanton

Doug Allen

(646) 502-3530

dallen@stantonprm.com

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